Exhibit 99.1

News Release

Investor Contact:	Media Contact:
Mark Bette	Doug Holt
(312) 444-2301	(312) 557-1571
Mark_Bette@ntrs.com	Doug_Holt@ntrs.com

https://www.northerntrust.com

FOR IMMEDIATE RELEASE

NORTHERN TRUST CORPORATION REPORTS FIRST QUARTER
NET INCOME OF $347.1 MILLION, EARNINGS PER COMMON SHARE OF $1.48

RETURN ON AVERAGE COMMON EQUITY OF 14.0%
RETURNED $391.1 MILLION IN CAPITAL TO COMMON STOCKHOLDERS
CHICAGO, APRIL 23, 2019 — Northern Trust Corporation today reported first quarter net income per diluted common share of $1.48, compared to $1.58 in the first quarter of 2018 and $1.80 in the fourth quarter of 2018. Net income was $347.1 million, compared to $381.6 million in the prior-year quarter and $409.9 million in the prior quarter.
“Northern Trust’s performance during the first quarter of 2019 was resilient despite the impact of a challenging macroeconomic environment,” said Michael O’Grady, Chairman and Chief Executive Officer. “Our balanced business model continued to drive organic fee growth while we maintained our focus on differentiated client service and solutions. We generated a return on equity of 14% and returned $391 million to common shareholders through dividends and the repurchase of more than 2.8 million shares. We remain focused on investing for future growth of our wealth management, asset management and asset servicing businesses while also improving productivity.”

FIRST QUARTER 2019 RESULTS

Current-quarter and comparative results were affected by severance-related and restructuring charges, acquisition-related integration costs, and tax-related items as follows:

($ In Millions)	Q1 2019	Q4 2018	Q1 2018
Noninterest Expense
Severance-Related and Restructuring Charges	$(12.3)	$(5.7)	$(8.6)
Acquisition-Related Integration Costs	—	—	(4.1)
Noninterest Expense	$(12.3)	$(5.7)	$(12.7)

Provision for Income Taxes
Impact of Tax Cuts and Jobs Act (TCJA)	$—	$30.0	$(15.8)
Change in Accounting Method for Software Development-Related Expense Deductions	—	—	22.6
Benefit for Income Taxes	$—	$30.0	$6.8
SUMMARY RESULTS & KEY METRICS

				% Change vs.
($ In Millions except per share data)	Q1 2019	Q4 2018	Q1 2018	Q4 2018	Q1 2018
Trust, Investment and Other Service Fees	$928.9	$933.9	$937.7	(1)%	(1)%
Other Noninterest Income	130.0	152.7	154.3	(15)	(16)
Net Interest Income (FTE*)	429.8	430.1	392.7	—	9
Total Revenue (FTE*)	1,488.7	1,516.7	1,484.7	(2)	—

Noninterest Expense	1,028.7	1,021.9	995.3	1	3
Provision for Credit Losses	—	(4.0)	(3.0)	N/M	N/M
Provision for Income Taxes	105.1	76.0	102.1	38	3
FTE Adjustment*	7.8	12.9	8.7	(40)	(10)
Net Income	$347.1	$409.9	$381.6	(15)%	(9)%

Earnings Allocated to Common and Potential Common Shares	325.5	398.2	359.1	(18)	(9)

Diluted Earnings per Common Share	$1.48	$1.80	$1.58	(18)%	(6)%
Return on Average Common Equity	14.0%	17.0%	16.0%
Return on Average Assets	1.18%	1.34%	1.24%
Average Assets	$119,416.7	$121,314.2	$124,493.3	(2)%	(4)%

(*)
Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

FIRST QUARTER 2019 RESULTS (continued)

CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are the primary drivers of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income. The following table presents the Corporation’s AUC/A, assets under custody, a component of AUC/A, and assets under management by reporting segment.

	As of			% Change vs.
($ In Billions)	March 31, 2019*	December 31, 2018	March 31, 2018	December 31, 2018	March 31, 2018
Assets Under Custody/Administration
Corporate & Institutional Services (C&IS)	$10,238.9	$9,490.5	$10,131.7	8%	1%
Wealth Management	688.5	634.8	654.0	8	5
Total Assets Under Custody/Administration	$10,927.4	$10,125.3	$10,785.7	8%	1%
Assets Under Custody
Corporate & Institutional Services	$7,529.1	$6,971.0	$7,466.5	8%	1%
Wealth Management	670.6	622.9	645.2	8	4
Total Assets Under Custody	$8,199.7	$7,593.9	$8,111.7	8%	1%
Assets Under Management
Corporate & Institutional Services	$867.9	$790.8	$878.3	10%	(1)%
Wealth Management	294.2	278.6	287.4	6	2
Total Assets Under Management	$1,162.1	$1,069.4	$1,165.7	9%	—%

(*)	Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

FIRST QUARTER 2019 RESULTS (continued)

TRUST, INVESTMENT AND OTHER SERVICING FEES

				% Change vs.
($ In Millions)	Q1 2019	Q4 2018	Q1 2018	Q4 2018	Q1 2018
C&IS Trust, Investment and Other Servicing Fees
Custody and Fund Administration	$375.1	$375.8	$373.9	—%	—%
Investment Management	104.3	105.3	109.7	(1)	(5)
Securities Lending	22.7	21.7	26.0	5	(13)
Other	33.1	32.8	34.7	1	(5)
Total C&IS	$535.2	$535.6	$544.3	—%	(2)%

Wealth Management Trust, Investment and Other Servicing Fees
Central	$150.7	$151.0	$153.9	—%	(2)%
East	100.9	103.1	98.9	(2)	2
West	79.5	80.3	78.6	(1)	1
Global Family Office	62.6	63.9	62.0	(2)	1
Total Wealth Management	$393.7	$398.3	$393.4	(1)%	—%

Total Consolidated Trust, Investment and Other Servicing Fees	$928.9	$933.9	$937.7	(1)%	(1)%
Q1 2019 vs. Q4 2018
C&IS trust, investment and other servicing fees were relatively unchanged compared to the prior quarter.

▪
C&IS custody and fund administration fees were relatively unchanged primarily due to unfavorable markets, partially offset by new business and the favorable impact of movements in foreign exchange rates.

▪	C&IS investment management fees decreased slightly primarily due to unfavorable markets, partially offset by new business.

▪	C&IS securities lending fees increased reflecting higher spreads.
Wealth Management trust, investment and other servicing fees decreased 1% from the prior quarter, primarily due to unfavorable markets, partially offset by new business.
Q1 2019 vs. Q1 2018
C&IS trust, investment and other servicing fees decreased 2% compared to the prior-year quarter.

▪
C&IS custody and fund administration fees were relatively unchanged primarily due to new business, partially offset by unfavorable markets and the unfavorable impact of movements in foreign exchange rates.

▪	C&IS investment management fees decreased primarily due to unfavorable markets.

▪	C&IS securities lending fees decreased primarily reflecting lower loan volumes.
Wealth Management trust, investment and other servicing fees were relatively unchanged compared to the prior-year quarter, primarily due to new business, partially offset by unfavorable markets.

FIRST QUARTER 2019 RESULTS (continued)

OTHER NONINTEREST INCOME

				% Change vs.
($ In Millions)	Q1 2019	Q4 2018	Q1 2018	Q4 2018	Q1 2018
Other Noninterest Income
Foreign Exchange Trading Income	$66.2	$78.1	$78.5	(15)%	(16)%
Treasury Management Fees	11.7	11.8	14.0	(1)	(17)
Security Commissions and Trading Income	23.3	23.1	27.2	—	(14)
Other Operating Income	29.0	40.4	34.8	(28)	(16)
Investment Security Gains (Losses), net	(0.2)	(0.7)	(0.2)	(69)	30
Total Other Noninterest Income	$130.0	$152.7	$154.3	(15)%	(16)%
Q1 2019 vs. Q4 2018

▪	Foreign exchange trading income decreased primarily due to lower client volumes, lower market volatility, and decreased foreign exchange swap activity in Treasury.

▪
Other operating income decreased primarily due to the nonrecurring net gain on the sale of non-strategic leases in the prior quarter and higher expenses related to existing swap agreements related to Visa Inc. Class B common shares.

Q1 2019 vs. Q1 2018

▪	Foreign exchange trading income decreased primarily due to lower market volatility and decreased foreign exchange swap activity in Treasury.

▪	Security commissions and trading income decreased primarily due to lower core brokerage revenue.

▪
Other operating income decreased primarily due to higher expenses related to existing swap agreements related to Visa Inc. Class B common shares and lower income from miscellaneous other operating income categories.

FIRST QUARTER 2019 RESULTS (continued)

NET INTEREST INCOME

				% Change vs.
($ In Millions)	Q1 2019	Q4 2018	Q1 2018	Q4 2018	Q1 2018
Net Interest Income
Interest Income (FTE*)	$670.6	$661.5	$514.6	1%	30%
Interest Expense	240.8	231.4	121.9	4	98
Net Interest Income (FTE*)	$429.8	$430.1	$392.7	—%	9%

Average Earning Assets	$110,672	$112,178	$115,686	(1)%	(4)%
Net Interest Margin (FTE*)	1.58%	1.52%	1.38%

(*)
Interest income, net interest income and net interest margin presented on an FTE basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

Q1 2019 vs. Q4 2018

▪	Net interest income on an FTE basis was relatively unchanged compared to the prior quarter, primarily resulting from a decrease in earning assets, partially offset by a higher net interest margin.

▪	The net interest margin on an FTE basis was up from the prior quarter, primarily due to higher short-term interest rates.

▪
Average earning assets decreased compared to the prior quarter, primarily reflecting lower levels of short-term interest-bearing deposits with banks, loans and leases, and securities. The decline in earning assets was primarily the result of lower levels of client demand and other noninterest-bearing deposits, client interest-bearing deposits, and borrowed funds.

Q1 2019 vs. Q1 2018

▪	Net interest income on an FTE basis increased compared to the prior-year quarter, primarily resulting from a higher net interest margin, partially offset by a decrease in earning assets.

▪	The net interest margin on an FTE basis increased compared to the prior-year quarter, primarily due to higher short-term interest rates and a balance sheet mix shift.

▪
Average earning assets decreased from the prior-year quarter, primarily reflecting lower levels of short-term interest-bearing deposits with banks and loans and leases, partially offset by higher levels of securities. The decline in earning assets was primarily the result of lower levels of client demand and other noninterest-bearing deposits.

FIRST QUARTER 2019 RESULTS (continued)

PROVISION FOR CREDIT LOSSES

	As of and for the three-months ended,			% Change vs.
($ In Millions)	March 31, 2019	December 31, 2018	March 31, 2018	December 31, 2018	March 31, 2018
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$138.2	$140.5	$153.8	(2)%	(10)%
Provision for Credit Losses	—	(4.0)	(3.0)	N/M	N/M
Net Recoveries / (Charge-Offs)	1.2	1.7	(3.0)	(29)	N/M
Ending Allowance for Credit Losses	$139.4	$138.2	$147.8	1%	(6)%

Allowance assigned to:
Loans and Leases	$114.5	$112.6	$125.4	2%	(9)%
Undrawn Commitments and Standby Letters of Credit	24.9	25.6	22.4	(3)	11
Ending Allowance for Credit Losses	$139.4	$138.2	$147.8	1%	(6)%

Q1 2019

▪
The provision in the current quarter was primarily driven by an increase in the specific reserve related to outstanding loans and standby letters of credit in the commercial and institutional portfolio, offset by a net recovery in the period.

Q4 2018

▪
The credit provision in the prior quarter was primarily driven by reductions in outstanding loans in the commercial real estate and residential real estate portfolios and improved credit quality across all major portfolios, offset by increases in the commercial and institutional portfolio, the net effect of which resulted in a reduction in the inherent allowance. This was partially offset by increases in specific reserves related to outstanding loans and standby letters of credit in the residential real estate and commercial and institutional portfolios, respectively.

Q1 2018

▪
The credit provision in the prior-year quarter was primarily driven by reductions in outstanding loans and undrawn loan commitments that resulted in a reduction in the inherent allowance ascribed to the commercial real estate, residential real estate, and commercial and institutional portfolios, partially offset by charge-offs in the prior-year quarter.

FIRST QUARTER 2019 RESULTS (continued)

NONINTEREST EXPENSE

				% Change vs.
($ In Millions)	Q1 2019	Q4 2018	Q1 2018	Q4 2018	Q1 2018
Noninterest Expense
Compensation	$482.0	$444.4	$471.7	8%	2%
Employee Benefits	85.7	90.7	91.7	(6)	(7)
Outside Services	188.4	195.5	171.4	(4)	10
Equipment and Software	148.3	152.3	140.0	(3)	6
Occupancy	51.6	49.8	51.5	4	—
Other Operating Expense	72.7	89.2	69.0	(18)	6
Total Noninterest Expense	$1,028.7	$1,021.9	$995.3	1%	3%

End of Period Full-Time Equivalent Staff	19,100	18,800	18,200	2%	5%

Q1 2019 vs. Q4 2018

▪
Compensation expense increased compared to the prior quarter, primarily driven by higher long term performance-based incentive compensation due to the vesting provisions associated with incentive grants to retirement-eligible employees in the current quarter, severance-related charges, and salary expense, partially offset by lower cash-based incentive accruals.

▪	Employee benefits expense decreased compared to the prior quarter, primarily reflecting lower medical costs and retirement plan expenses, partially offset by higher payroll taxes.

▪	Outside services expense decreased compared to the prior quarter, primarily reflecting lower third-party advisory fees and consulting services.

▪	Equipment and software expense decreased compared to the prior quarter, primarily reflecting a software charge recorded in the prior quarter, partially offset by increased software amortization.

▪	Other operating expense decreased compared to the prior quarter, primarily reflecting lower charges associated with account servicing activities and business promotion expense.
Q1 2019 vs. Q1 2018

▪
Compensation expense increased compared to the prior-year quarter, primarily reflecting higher salary expense and severance-related charges in the current quarter, partially offset by lower cash-based incentive accruals. The increase in salary expense was driven by staff growth and base pay adjustments.

▪	Employee benefits expense decreased compared to the prior-year quarter, primarily due to lower medical costs and retirement plan expenses.

▪	Expense for outside services increased compared to the prior-year quarter, primarily reflecting higher technical services costs and legal expense.

▪	Equipment and software expense increased compared to the prior-year quarter, primarily due to higher software-related expense and amortization.

▪
Other operating expense increased slightly compared to the prior-year quarter, primarily driven by higher charges associated with account servicing activities, staff-related expenses, and business promotion expense, partially offset by decreased FDIC insurance premiums.

FIRST QUARTER 2019 RESULTS (continued)

PROVISION FOR INCOME TAX

				% Change vs.
($ In Millions)	Q1 2019	Q4 2018	Q1 2018	Q4 2018	Q1 2018
Net Income
Income before Income Taxes	$452.2	$485.9	$483.7	(7)%	(7)%
Provision for Income Taxes	105.1	76.0	102.1	38	3
Net Income	$347.1	$409.9	$381.6	(15)%	(9)%

Effective Tax Rate	23.2%	15.7%	21.1%
Q1 2019 vs. Q4 2018

▪
The increase in the provision for income taxes was primarily attributable to a net tax benefit adjustment recorded in the prior quarter associated with the implementation of the TCJA enacted in the fourth quarter of 2017, an adjustment recorded in the current quarter related to the calculation of the Corporation’s U.S. foreign income tax credit with respect to the foreign income tax liabilities of its non-U.S. branches, and a change in the earnings mix in tax jurisdictions in which the Corporation operates.

▪
Increases to the provision for income taxes as noted above were partially offset by decreases primarily related to a decrease in income before income taxes and income tax benefits realized in the current quarter as a result of the Corporation’s organizational restructuring associated with the pending withdrawal of the United Kingdom from the European Union (Brexit).

Q1 2019 vs. Q1 2018

▪
The increase in the provision for income taxes was primarily attributable to a tax benefit recognized in the prior-year quarter resulting from a change in accounting method regarding the timing of tax deductions for software development-related expenses and an adjustment recorded in the current quarter related to the calculation of the Corporation’s U.S. foreign income tax credit with respect to the foreign income tax liabilities of its non-U.S. branches.

▪
Increases to the provision for income taxes as noted above were partially offset by a net tax provision adjustment recorded in the prior-year quarter associated with the implementation of the TCJA enacted in the fourth quarter of 2017, a decrease in income before income taxes, and income tax benefits realized in the current quarter as a result of the Corporation’s organizational restructuring associated with Brexit.

STOCKHOLDERS’ EQUITY

Total stockholders’ equity averaged $10.4 billion, up $291.1 million, or 3% from the prior-year quarter’s average of $10.1 billion. The increase was primarily attributable to earnings, partially offset by the repurchase of common stock pursuant to the Corporation’s share repurchase program and dividend declarations. During the current quarter, the Corporation declared cash dividends totaling $17.3 million to preferred stockholders and cash dividends totaling $133.7 million to common stockholders. During the three months ended March 31, 2019, the Corporation repurchased 2,850,152 shares of common stock, including 510,011 shares withheld related to share-based compensation, at a total cost of $257.4 million ($90.31 average price per share).

CAPITAL RATIOS

The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at March 31, 2019, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.
The table below provides capital ratios for Northern Trust Corporation and The Northern Trust Company determined by Basel III phased in requirements.

	March 31, 2019*		December 31, 2018		March 31, 2018
Capital Ratios - Northern Trust Corporation	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach
Common Equity Tier 1	13.5%	13.0%	13.7%	12.9%	13.0%	12.3%
Tier 1	14.8%	14.3%	15.0%	14.1%	14.3%	13.6%
Total	16.6%	16.3%	16.9%	16.1%	16.2%	15.5%
Tier 1 Leverage	8.2%	8.2%	8.0%	8.0%	7.6%	7.6%
Supplementary Leverage	7.2%	N/A	7.0%	N/A	6.6%	N/A

	March 31, 2019*		December 31, 2018		March 31, 2018
Capital Ratios - The Northern Trust Company	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach
Common Equity Tier 1	13.9%	13.2%	14.1%	13.1%	13.6%	12.6%
Tier 1	13.9%	13.2%	14.1%	13.1%	13.6%	12.6%
Total	15.5%	14.9%	15.8%	14.8%	15.2%	14.3%
Tier 1 Leverage	7.4%	7.4%	7.3%	7.3%	7.0%	7.0%
Supplementary Leverage	6.6%	N/A	6.4%	N/A	6.1%	N/A

(*)	Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

RECONCILIATION TO FULLY TAXABLE EQUIVALENT

The following table presents a reconciliation of interest income, net interest income, net interest margin, and total revenue prepared in accordance with generally accepted accounting principles to such measures on an FTE basis, which are non-generally accepted accounting financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	Three Months Ended
	March 31, 2019			December 31, 2018			March 31, 2018
($ In Millions)	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE
Net Interest Income
Interest Income	$662.8	$7.8	$670.6	$648.6	$12.9	$661.5	$505.9	$8.7	$514.6
Interest Expense	240.8	—	240.8	231.4	—	231.4	121.9	—	121.9
Net Interest Income	$422.0	$7.8	$429.8	$417.2	$12.9	$430.1	$384.0	$8.7	$392.7
Net Interest Margin	1.55%		1.58%	1.48%		1.52%	1.35%		1.38%

Total Revenue	$1,480.9	$7.8	$1,488.7	$1,503.8	$12.9	$1,516.7	$1,476.0	$8.7	$1,484.7

FORWARD-LOOKING STATEMENTS

This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of recent accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF FIRST QUARTER EARNINGS CONFERENCE CALL

Northern Trust’s first quarter earnings conference call will be webcast on April 23, 2019. The live call will be conducted at 9:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/financialreleases
A recording of the live call will be available on Northern Trust’s website from 1:00 p.m. CT on April 23, 2019, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
To download our investor relations mobile app, which offers access to SEC filings, press releases, stock quotes and upcoming events, please visit Apple’s App Store for your iPad. You may find the app by searching Northern Trust Investor Relations or by clicking on https://appsto.re/us/MtHH3.i from your iPad.

About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 20 U.S. states and Washington, D.C., and across 23 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of March 31, 2019, Northern Trust had assets under custody/administration of US$10.9 trillion, and assets under management of US$1.2 trillion. For more than 125 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit northerntrust.com or follow us on Twitter @NorthernTrust.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/disclosures.

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NORTHERN TRUST CORPORATION	Page 1
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	FIRST QUARTER
	2019	2018	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$928.9	$937.7	(1)%
Foreign Exchange Trading Income	66.2	78.5	(16)
Treasury Management Fees	11.7	14.0	(17)
Security Commissions and Trading Income	23.3	27.2	(14)
Other Operating Income	29.0	34.8	(16)
Investment Security Gains (Losses), net	(0.2)	(0.2)	30
Total Noninterest Income	1,058.9	1,092.0	(3)

Net Interest Income
Interest Income	662.8	505.9	31
Interest Expense	240.8	121.9	98
Net Interest Income	422.0	384.0	10

Total Revenue	1,480.9	1,476.0	—

Provision for Credit Losses	—	(3.0)	N/M

Noninterest Expense
Compensation	482.0	471.7	2
Employee Benefits	85.7	91.7	(7)
Outside Services	188.4	171.4	10
Equipment and Software	148.3	140.0	6
Occupancy	51.6	51.5	—
Other Operating Expense	72.7	69.0	6
Total Noninterest Expense	1,028.7	995.3	3

Income before Income Taxes	452.2	483.7	(7)
Provision for Income Taxes	105.1	102.1	3
NET INCOME	$347.1	$381.6	(9)%

Dividends on Preferred Stock	$17.3	$17.3	—%
Earnings Allocated to Participating Securities	4.3	5.2	(15)
Earnings Allocated to Common and Potential Common Shares	325.5	359.1	(9)

Per Common Share
Net Income
Basic	$1.49	$1.59	(6)%
Diluted	1.48	1.58	(6)

Average Common Equity	$9,546.8	$9,255.7	3%
Return on Average Common Equity	14.0%	16.0%
Return on Average Assets	1.18%	1.24%

Cash Dividends Declared per Common Share	$0.60	$0.42	43%

Average Common Shares Outstanding (000s)
Basic	218,237	225,681
Diluted	219,270	227,048
Common Shares Outstanding (EOP) (000s)	217,677	224,991

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 2
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA	FIRST	FOURTH
($ In Millions Except Per Share Data)	QUARTER	QUARTER
	2019	2018	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$928.9	$933.9	(1)%
Foreign Exchange Trading Income	66.2	78.1	(15)
Treasury Management Fees	11.7	11.8	(1)
Security Commissions and Trading Income	23.3	23.1	—
Other Operating Income	29.0	40.4	(28)
Investment Security Gains (Losses), net	(0.2)	(0.7)	(69)
Total Noninterest Income	1,058.9	1,086.6	(3)

Net Interest Income
Interest Income	662.8	648.6	2
Interest Expense	240.8	231.4	4
Net Interest Income	422.0	417.2	1

Total Revenue	1,480.9	1,503.8	(2)

Provision for Credit Losses	—	(4.0)	N/M

Noninterest Expense
Compensation	482.0	444.4	8
Employee Benefits	85.7	90.7	(6)
Outside Services	188.4	195.5	(4)
Equipment and Software	148.3	152.3	(3)
Occupancy	51.6	49.8	4
Other Operating Expense	72.7	89.2	(18)
Total Noninterest Expense	1,028.7	1,021.9	1

Income before Income Taxes	452.2	485.9	(7)
Provision for Income Taxes	105.1	76.0	38
NET INCOME	$347.1	$409.9	(15)%

Dividends on Preferred Stock	$17.3	$5.9	197
Earnings Allocated to Participating Securities	4.3	5.8	(25)
Earnings Allocated to Common and Potential Common Shares	325.5	398.2	(18)

Per Common Share
Net Income
Basic	$1.49	$1.81	(18)%
Diluted	1.48	1.80	(18)

Average Common Equity	$9,546.8	$9,416.8	1%
Return on Average Common Equity	14.0%	17.0%
Return on Average Assets	1.18%	1.34%

Cash Dividends Declared per Common Share	$0.60	$0.55	9%

Average Common Shares Outstanding (000s)
Basic	218,237	220,328
Diluted	219,270	221,502
Common Shares Outstanding (EOP) (000s)	217,677	219,012

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 3
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	MARCH 31
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$23,401.4	$29,421.3	(20)%
Interest-Bearing Due from and Deposits with Banks [3]	6,335.0	7,748.2	(18)
Federal Funds Sold and Securities Purchased under Agreements to Resell	552.2	1,534.0	(64)
Securities
U.S. Government	5,141.6	5,739.6	(10)
Obligations of States and Political Subdivisions	780.8	720.3	8
Government Sponsored Agency	22,573.0	19,560.0	15
Other [4]	21,715.9	23,552.1	(8)
Total Securities	50,211.3	49,572.0	1
Loans and Leases	30,620.6	32,108.9	(5)
Total Earning Assets	111,120.5	120,384.4	(8)
Allowance for Credit Losses Assigned to Loans and Leases	(114.5)	(125.4)	(9)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,641.5	3,290.2	(20)
Buildings and Equipment	411.5	442.6	(7)
Client Security Settlement Receivables	2,067.3	581.5	N/M
Goodwill	683.0	611.6	12
Other Assets	5,060.1	4,487.3	13
Total Assets	$121,869.4	$129,672.2	(6)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$14,784.6	$16,142.9	(8)%
Savings Certificates and Other Time	856.2	947.5	(10)
Non-U.S. Offices - Interest-Bearing	58,339.5	60,075.3	(3)
Total Interest-Bearing Deposits	73,980.3	77,165.7	(4)
Short-Term Borrowings	8,441.3	8,176.4	3
Senior Notes	2,024.1	1,497.5	35
Long-Term Debt	1,125.8	1,422.6	(21)
Floating Rate Capital Debt	277.6	277.5	—
Total Interest-Related Funds	85,849.1	88,539.7	(3)
Demand and Other Noninterest-Bearing Deposits	21,863.9	28,025.7	(22)
Other Liabilities	3,540.2	2,880.8	23
Total Liabilities	111,253.2	119,446.2	(7)
Common Equity	9,734.2	9,344.0	4
Preferred Equity	882.0	882.0	—
Total Equity	10,616.2	10,226.0	4
Total Liabilities and Stockholders’ Equity	$121,869.4	$129,672.2	(6)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 4
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	MARCH 31	DECEMBER 31
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$23,401.4	$30,036.3	(22)%
Interest-Bearing Due from and Deposits with Banks [3]	6,335.0	6,903.9	(8)
Federal Funds Sold and Securities Purchased under Agreements to Resell	552.2	1,165.2	(53)
Securities
U.S. Government	5,141.6	5,287.0	(3)
Obligations of States and Political Subdivisions	780.8	674.8	16
Government Sponsored Agency	22,573.0	22,429.1	1
Other [4]	21,715.9	23,861.0	(9)
Total Securities	50,211.3	52,251.9	(4)
Loans and Leases	30,620.6	32,490.0	(6)
Total Earning Assets	111,120.5	122,847.3	(10)
Allowance for Credit Losses Assigned to Loans and Leases	(114.5)	(112.6)	2
Cash and Due from Banks and Other Central Bank Deposits [5]	2,641.5	1,985.8	33
Buildings and Equipment	411.5	428.2	(4)
Client Security Settlement Receivables	2,067.3	1,646.1	26
Goodwill	683.0	669.3	2
Other Assets	5,060.1	4,748.4	7
Total Assets	$121,869.4	$132,212.5	(8)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$14,784.6	$14,612.0	1%
Savings Certificates and Other Time	856.2	688.7	24
Non-U.S. Offices - Interest-Bearing	58,339.5	66,468.0	(12)
Total Interest-Bearing Deposits	73,980.3	81,768.7	(10)
Short-Term Borrowings	8,441.3	10,664.2	(21)
Senior Notes	2,024.1	2,011.3	1
Long-Term Debt	1,125.8	1,112.4	1
Floating Rate Capital Debt	277.6	277.6	—
Total Interest-Related Funds	85,849.1	95,834.2	(10)
Demand and Other Noninterest-Bearing Deposits	21,863.9	22,728.1	(4)
Other Liabilities	3,540.2	3,141.9	13
Total Liabilities	111,253.2	121,704.2	(9)
Common Equity	9,734.2	9,626.3	1
Preferred Equity	882.0	882.0	—
Total Equity	10,616.2	10,508.3	1
Total Liabilities and Stockholders’ Equity	$121,869.4	$132,212.5	(8)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 5
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)	FIRST QUARTER
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$20,163.2	$26,495.1	(24)%
Interest-Bearing Due from and Deposits with Banks [3]	6,452.2	6,920.4	(7)
Federal Funds Sold and Securities Purchased under Agreements to Resell	978.1	1,467.1	(33)
Securities
U.S. Government	5,238.9	5,735.4	(9)
Obligations of States and Political Subdivisions	770.5	678.2	14
Government Sponsored Agency	22,439.0	18,848.3	19
Other [4]	23,440.9	23,073.8	2
Total Securities	51,889.3	48,335.7	7
Loans and Leases	31,189.4	32,468.0	(4)
Total Earning Assets	110,672.2	115,686.3	(4)
Allowance for Credit Losses Assigned to Loans and Leases	(114.0)	(131.0)	(13)
Cash and Due from Banks and Other Central Bank Deposits [5]	1,940.7	2,593.2	(25)
Buildings and Equipment	424.4	457.0	(7)
Client Security Settlement Receivables	981.5	1,012.0	(3)
Goodwill	675.5	611.0	11
Other Assets	4,836.4	4,264.8	13
Total Assets	$119,416.7	$124,493.3	(4)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$14,372.8	$15,916.4	(10)%
Savings Certificates and Other Time	761.4	1,058.5	(28)
Non-U.S. Offices - Interest-Bearing	58,377.2	59,199.7	(1)
Total Interest-Bearing Deposits	73,511.4	76,174.6	(3)
Short-Term Borrowings	10,494.0	9,405.3	12
Senior Notes	2,014.1	1,497.4	35
Long-Term Debt	1,112.9	1,426.5	(22)
Floating Rate Capital Debt	277.6	277.5	—
Total Interest-Related Funds	87,410.0	88,781.3	(2)
Demand and Other Noninterest-Bearing Deposits	17,858.4	22,022.9	(19)
Other Liabilities	3,719.5	3,551.4	5
Total Liabilities	108,987.9	114,355.6	(5)
Common Equity	9,546.8	9,255.7	3
Preferred Equity	882.0	882.0	—
Total Equity	10,428.8	10,137.7	3
Total Liabilities and Stockholders’ Equity	$119,416.7	$124,493.3	(4)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 6
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET	FIRST	FOURTH
($ In Millions)	QUARTER	QUARTER
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$20,163.2	$21,762.6	(7)%
Interest-Bearing Due from and Deposits with Banks [3]	6,452.2	5,228.9	23
Federal Funds Sold and Securities Purchased under Agreements to Resell	978.1	1,334.3	(27)
Securities
U.S. Government	5,238.9	5,767.8	(9)
Obligations of States and Political Subdivisions	770.5	706.3	9
Government Sponsored Agency	22,439.0	22,032.6	2
Other [4]	23,440.9	23,721.9	(1)
Total Securities	51,889.3	52,228.6	(1)
Loans and Leases	31,189.4	31,623.8	(1)
Total Earning Assets	110,672.2	112,178.2	(1)
Allowance for Credit Losses Assigned to Loans and Leases	(114.0)	(120.3)	(5)
Cash and Due from Banks and Other Central Bank Deposits [5]	1,940.7	2,400.9	(19)
Buildings and Equipment	424.4	430.7	(1)
Client Security Settlement Receivables	981.5	1,085.5	(10)
Goodwill	675.5	669.8	1
Other Assets	4,836.4	4,669.4	4
Total Assets	$119,416.7	$121,314.2	(2)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$14,372.8	$14,349.1	—%
Savings Certificates and Other Time	761.4	721.1	6
Non-U.S. Offices - Interest-Bearing	58,377.2	58,873.9	(1)
Total Interest-Bearing Deposits	73,511.4	73,944.1	(1)
Short-Term Borrowings	10,494.0	10,987.9	(4)
Senior Notes	2,014.1	1,996.5	1
Long-Term Debt	1,112.9	1,099.6	1
Floating Rate Capital Debt	277.6	277.6	—
Total Interest-Related Funds	87,410.0	88,305.7	(1)
Demand and Other Noninterest-Bearing Deposits	17,858.4	19,211.3	(7)
Other Liabilities	3,719.5	3,498.4	6
Total Liabilities	108,987.9	111,015.4	(2)
Common Equity	9,546.8	9,416.8	1
Preferred Equity	882.0	882.0	—
Total Equity	10,428.8	10,298.8	1
Total Liabilities and Stockholders’ Equity	$119,416.7	$121,314.2	(2)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 7
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	2019		2018
($ In Millions Except Per Share Data)	QUARTER		QUARTERS
	FIRST		FOURTH		THIRD		SECOND		FIRST
Net Income Summary
Trust, Investment and Other Servicing Fees	$928.9		$933.9		$939.2		$942.9		$937.7
Other Noninterest Income	130.0		152.7		126.9		149.9		154.3
Net Interest Income	422.0		417.2		408.2		413.3		384.0
Total Revenue	1,480.9		1,503.8		1,474.3		1,506.1		1,476.0
Provision for Credit Losses	—		(4.0)		(9.0)		1.5		(3.0)
Noninterest Expense	1,028.7		1,021.9		1,002.3		997.4		995.3
Income before Income Taxes	452.2		485.9		481.0		507.2		483.7
Provision for Income Taxes	105.1		76.0		106.5		116.8		102.1
Net Income	$347.1		$409.9		$374.5		$390.4		$381.6

Per Common Share
Net Income - Basic	$1.49		$1.81		$1.59		$1.69		$1.59
- Diluted	1.48		1.80		1.58		1.68		1.58
Cash Dividends Declared per Common Share	0.60		0.55		0.55		0.42		0.42
Book Value (EOP)	44.72		43.95		42.83		42.44		41.66
Market Value (EOP)	90.41		83.59		102.13		102.89		103.13

Financial Ratios
Return on Average Common Equity	14.0%		17.0%		15.1%		16.5%		16.0%
Return on Average Assets	1.18		1.34		1.22		1.26		1.24
Net Interest Margin (GAAP)	1.55		1.48		1.44		1.45		1.35
Net Interest Margin (FTE*)	1.58		1.52		1.47		1.48		1.38

Assets Under Custody / Administration ($ in Billions) - EOP
Corporate & Institutional Services	$10,238.9		$9,490.5		$10,153.9		$10,051.9		$10,131.7
Wealth Management	688.5		634.8		675.9		660.6		654.0
Total Assets Under Custody / Administration	$10,927.4		$10,125.3		$10,829.8		$10,712.5		$10,785.7

Assets Under Custody ($ In Billions) - EOP
Corporate & Institutional Services	$7,529.1		$6,971.0		$7,523.1		$7,451.1		$7,466.5
Wealth Management	670.6		622.9		665.8		650.8		645.2
Total Assets Under Custody	$8,199.7		$7,593.9		$8,188.9		$8,101.9		$8,111.7

Assets Under Management ($ In Billions) - EOP
Corporate & Institutional Services	$867.9		$790.8		$876.0		$862.1		$878.3
Wealth Management	294.2		278.6		295.5		286.8		287.4
Total Assets Under Management	$1,162.1		$1,069.4		$1,171.5		$1,148.9		$1,165.7

Asset Quality ($ In Millions) - EOP
Nonperforming Loans and Leases	$116.1		$109.3		$113.6		$128.4		$124.7
Other Real Estate Owned (OREO)	8.0		8.4		11.3		3.8		4.2
Total Nonperforming Assets	$124.1		$117.7		$124.9		$132.2		$128.9
Nonperforming Assets / Loans and Leases and OREO	0.41%		0.36%		0.40%		0.41%		0.40%
Gross Charge-offs	$1.0		$0.8		$2.8		$2.2		$4.3
Less: Gross Recoveries	2.2		2.5		3.1		2.1		1.3
Net Charge-offs / (Recoveries)	$(1.2)		$(1.7)		$(0.3)		$0.1		$3.0
Net Charge-offs / (Recoveries) (Annualized) to Avg Loans and Leases	(0.02)%		(0.02)%		—%		—%		0.04%
Allowance for Credit Losses Assigned to Loans and Leases	$114.5		$112.6		$119.6		$127.2		$125.4
Allowance to Nonperforming Loans and Leases	1.0	x	1.0	x	1.1	x	1.0	x	1.0	x
Allowance for Other Credit-Related Exposures	$24.9		$25.6		$20.9		$22.0		$22.4

(*)
Net interest margin presented on an FTE basis is a non-generally accepted accounting principle financial measure that facilitates the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.